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                                                                   Exhibit 10.30



                   FIRST AMENDMENT OF 1999 TO CREDIT AGREEMENT
                                       AND
                              OTHER LOAN DOCUMENTS

        THIS FIRST AMENDMENT OF 1999 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (the "Amendment") is made and dated as of the 31st day of December, 1998 by and between SANWA BANK CALIFORNIA ("Sanwa"), MELLON BANK, N.A. and BANKBOSTON, N.A. as the current Lenders under the Credit Agreement referred to below (and as the term "Lender" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, as Agent for the Lenders, and MERCURY AIR GROUP, INC., a New York corporation (the "Company").


                                    RECITALS

        A. Pursuant to that certain Credit Agreement dated as of March 14, 1997, by and among the Agent, the Lenders and the Company (the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

        B. The Company, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as set forth more particularly below.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

        1. Extension of Revolving Loan Maturity Date. To reflect the agreement of the parties to extend the maturity date of the convertible revolving credit facility, effective as of the Effective Date (as such term is defined in Paragraph 5 below) the definition of the term "Revolving Loan Maturity Date" set forth in Paragraph 16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                      "Revolving Loan Maturity Date" shall mean the earlier of
        (a) February 28, 2000, as such date may be extended from time to time in writing by one hundred percent (100%) of the Lenders, in their sole discretion, and (b) the date the Lenders terminate their obligation to make further Loans hereunder pursuant to Paragraph 13 above."

        2. Waiver of Defaults. Any Event of Default or Potential Default which may exist as a result of the Company's failure to be in compliance with Paragraphs 12(l) and 12(o) of the Credit Agreement during the period from September 30, 1998 to and including December 31, 1998, are hereby deemed waived by the Lenders. The waiver set forth in this Paragraph 2 is given on a one time basis and shall not in any manner or to any extent be deemed to constitute a waiver, whether past, concurrent or future, of any other provision set forth in the Credit Agreement.

        3. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Agent or the Lenders under the Credit Agreement or any other Loan Document, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) each of the Loan Documents remains in full force and effect.
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        4. Reaffirmation of Guaranties. By executing this Amendment as provided below, each Guarantor acknowledges the terms and conditions agreed to by the Company, the Agent and the Lenders under this Amendment, and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of such Guarantor or the rights of the Agent or the Lenders under the Guaranty executed by such Guarantor or any other document or instrument made or given by such Guarantor in connection therewith, (b) the term "Obligations" as used in the Guaranties includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) each Guaranty remains in full force and effect.

        5. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that there has been delivered to the Agent:

               (a) A copy of this Amendment, duly executed by each party hereto and acknowledged by each of the Guarantors; and

               (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may request.

        6. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders that at the date hereof and at and as of the Effective Date:

               (a) The Company and each of the Guarantors has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and each of the Guarantors and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

               (b) Both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default which has not been expressly waived hereby.

        7. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.



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        8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                            MERCURY AIR GROUP, INC.,
                                            a New York corporation



                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________


                                            SANWA BANK CALIFORNIA, as Agent and
                                            as a Lender



                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________


                                            MELLON BANK, N.A., as a Lender



                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________


                                            BANKBOSTON, N.A., as a Lender



                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________



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ACKNOWLEDGED AND AGREED TO
as of this 31st day of December, 1998:

EXCEL CARGO, INC.



By: __________________________
Name: ________________________
Title: _______________________


FLORACOOL, INC.



By: __________________________
Name: ________________________
Title: _______________________


HERMES AVIATION, INC.



By: __________________________
Name: ________________________
Title: _______________________


MAYTAG AIRCRAFT CORPORATION



By: __________________________
Name: ________________________
Title: _______________________



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MERCURY AIR CARGO, INC.



By: __________________________
Name: ________________________
Title: _______________________


VULCAN AVIATION, INC.



By: __________________________
Name: ________________________
Title: _______________________


WOFFORD FLYING SERVICE, INC.



By: __________________________
Name: ________________________
Title: _______________________


RENE PEREZ & ASSOCIATES, INC.



By: __________________________
Name: ________________________
Title: _______________________



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